Secured notes	12 Months Ended
Dec. 31, 2011
Debt Disclosure [Abstract]
Secured Debt Disclosure [Text Block]
15.	Secured notes

Secured notes, net of discount consists of the following:

	December 31, 2011	December 31, 2010

Secured note issued	$16,159,035	$17,062,563
Less: Principal reduction	-	(903,528)
	16,159,035	16,159,035
Less: Current portion	(16,159,035)	-
Long-term portion	$-	$16,159,035

On October 9, 2009, under the debt restructure, the Company issued $18 million Secured Notes due October 8, 2016 bearing fixed interest rate of 5% per annum and 50,402,082 Series A Convertible Preferred Shares to convertible note holders. Each Series A Convertible Preferred Shares may be converted, at the option of the holder, into one ordinary share. With the effective of the reverse share split of the ordinary share at a rate of 1 for 3 on March 1, 2010, three Convertible Preferred Shares can be convertible into one ordinary share. Such change was adopted retrospectively. The repayment was scheduled in 7 installments to be paid every 6 months starting from October 15, 2012.

Until fourteen months after the issue date, principal on the new notes is subject to the cancellation in the event that the Company's ordinary shares close at a daily volume weighted average price greater than $0.85 for 30 consecutive days with daily dollar value of the trading volume of $500,000 or more. All of the shares issuable upon conversion of the Series A Preferred Shares could have been sold by the note holder according to the terms of the notes and permitted to sell during such 30 consecutive trading days, then the principal amount of the note will be deemed satisfied and paid in full. Interest accrued on this note shall be payable on the immediately following interest due date. The principal on the new notes is also subject to the reduction in the event that the note holders convert the Series A Convertible Preferred Shares into ordinary shares within 14 months after the issued date. The collaterals of secured notes include all owned and acquired right, title and interest of the Company.

During the years ended December 31, 2011 and 2010, there were 2,868,094 and 3,979,984 Series A Convertible Preferred Shares converted into Ordinary Shares, resulting in the reduction of $nil and $903,528 in principal amount of the Secured notes and an increase in ordinary shares and additional paid-in capital. The interest expense for the years ended December 31, 2011 and 2010, totally $2,025,257 and $813,068 were included in accrued expenses. The Company was default in payment of interest on due date. In the event of default, interest on amounts past due shall be paid at an interest rate of 15% per annum. The occurrence of the default shall, at the option of the note holders, make all sum of principal and accrued interest immediately due and payable upon demand.